SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 9, 2000

                              THE OHIO ART COMPANY
             (Exact name of registrant as specified in its charter)

                OHIO                                      34-4319140
   (STATE OR OTHER JURISDICTION             (I.R.S. EMPLOYER IDENTIFICATION NO.)
  OF INCORPORATION OR ORGANIZATION)

                          PO BOX 111, BRYAN, OHIO 43506
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        Registrant's telephone number, including area code (419) 636-3141



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Item 4.  Changes in Registrant's Certifying Accountant

On November 3, 2000, The Ohio Art Company was informed that its independent accountants, PricewaterhouseCoopers LLP (PwC), had sold their Fort Wayne, Indiana practice to Crowe, Chizek and Company LLP (CC). Effective November 3, 2000, the Company terminated its appointment of PwC as the Company's principal accountants.

The Audit Committee of the Company's Board of Directors and the full Board of Directors approved Crowe, Chizek and Company LLP as its principal accountants.

PwC was engaged by the Company on May 1, 2000. Although PwC has not reported on any financial statements of the Company, during the period from May 1, 2000 to November 3, 2000 there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

Attached as an exhibit to this Form 8-K is a letter from PwC indicating their response to the statements made by the Company in this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(C)      EXHIBITS - THE FOLLOWING EXHIBIT IS FILED HEREWITH:

                  EXHIBIT NUMBER       DOCUMENT
                  16                   LETTER, DATED NOVEMBER 9, 2000
                                       FROM PRICEWATERHOUSECOOPERS LLP
                                       TO THE SECURITIES AND EXCHANGE COMMISSION



                                   Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE OHIO ART COMPANY

DATE:  NOVEMBER  9, 2000                    BY:  /S/WILLIAM C. KILLGALLON
                                                 WILLIAM C. KILLGALLON
                                                 CHAIRMAN OF THE BOARD
                                                 AND PRINCIPAL EXECUTIVE OFFICER